77Q1(a)

Amended and Restated Bylaws of American Century Variable Portfolios, Inc.,
dated February 18, 2010 (filed electronically as Exhibit (b) to Post-Effective
Amendment No. 49 to the Registration Statement of the Registrant on
February 22, 2010, File No. 33-14567 and incorporated herein by reference).